Wave Life Sciences Corporate Presentation October 2, 2018 EXHIBIT 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

We are leading a new era of precision medicine in which rationally designed nucleic acid therapies are the key to delivering safer, more effective treatments for serious, genetically defined diseases

Architects of transformation Wave Life Sciences is a clinical-stage, genetic medicines company unlocking the potential of a proprietary chemistry platform that enables the precise design, optimization and production of stereopure nucleic acid therapies. Wave has reinvented the design, synthesis and manufacture of nucleic acid therapies to potentially optimize potency, durability and safety PRECISION Ability to design nucleic acid compounds that have one defined and consistent profile SCALE Platform potential across multiple modalities and tissues Internal expertise and capacity for large-scale GMP manufacturing Wave’s chemistry platform is built on a foundation of two core capabilities:

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nature Biotechnology. 2017. Creating a new class of oligonucleotides WAVE RATIONAL DESIGN

Optimizing potency and durability across multiple tissues CNS Muscle Liver MALAT1 Knockdown in Mice Knockdown of Serum hAPOC3 Protein Levels in Mice Two 5 mg/kg doses on Days 1&3 PBS Stereopure Eye MALAT1 Knockdown in Non-Human Primates Single 450 µg IVT injection 10 Weeks after single 100 µg injection DMD: Percent Skipped Transcript in mdx23 Mice Stereorandom Stereopure Single 150 mg/kg IV injection Data represented in this slide from in vivo studies. CNS: PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord. Retina Gastroc

Stereochemistry allows for Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer Cytokine induction in human PBMC assay Chemistry affects immune activation Complement Activation Human TLR9 Activation Cytokine Induction Complement activation in non-human primate serum assay Data represented in this slide from in vitro studies. MOE = 2′-O-methoxyethylribose; PBMC = peripheral blood mononuclear cell; TLR9 = toll-like receptor 9. Stereorandom Stereopure Stereorandom Stereopure

MUSCLE Pipeline spanning multiple modalities, novel targets CLINICAL NEXT ANTICIPATED MILESTONES CANDIDATE DISCOVERY ESTIMATED U.S. PREVALENCE* TARGET BIOMARKER MECHANISM PARTNER WAVE’S COMMERCIAL RIGHTS CNS A Huntington’s disease ~10k / ~35k mHTT SNP1 mHTT Phase 1b/2a Top line data H1 2019 Takeda 50% Global A Huntington’s disease ~10k / ~35k mHTT SNP2 mHTT Phase 1b/2a Top line data H1 2019 Takeda 50% Global A Amyotrophic lateral sclerosis ~1,800 C9orf72 Dipeptide Top line data H2 2020 Takeda 50% Global A Frontotemporal dementia ~7,000 C9orf72 Dipeptide Top line data H2 2020 Takeda 50% Global S Spinocerebellar ataxia 3 ATXN3 Takeda 50% Global Candidate by YE 2018 ~4,500 CNS diseases Multiple† Takeda Milestones & Royalties OPHTHALMOLOGY HEPATIC S Metabolic liver diseases APOC3 Triglyceride Pfizer Milestones & Royalties Metabolic liver diseases Multiple (4)‡ Pfizer Milestones & Royalties *Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington’s disease, numbers approximate manifest and pre-manifest populations, respectively. † During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time. ‡Pfizer has nominated four undisclosed targets in addition to APOC3. E = exon skipping. A = allele-specific silencing. S = silencing. E Duchenne muscular dystrophy ~2,000 Exon 51 Dystrophin Phase 1 Top line data Q4 2018 — 100% Global E Duchenne muscular dystrophy ~1,250 Exon 53 Dystrophin — 100% Global Neuromuscular diseases Multiple — 100% Global Retinal diseases Multiple — 100% Global

Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD

Wave approach: meaningful restoration of dystrophin production through Exon skipping Neuro DMD Exon skipping with stereopure oligonucleotides has the potential to enable production of meaningful levels of functional dystrophin Enabling production of meaningful levels of dystrophin is expected to result in therapeutic benefit Initial patient populations are those amenable to Exon 51 and Exon 53 skipping

WVE-210201 Phase 1 clinical trial Multicenter, double-blind, placebo-controlled, single ascending dose study with I.V. administration Primary endpoint: Safety and tolerability Inclusion criteria: ages 5 to 18, amenable to Exon 51 skipping Ambulatory and non-ambulatory boys eligible, including those previously treated with eteplirsen (following appropriate washout period) Readout expected Q4 2018 Open-label extension (OLE) study underway Includes up to 40 patients previously treated in the Phase 1 clinical trial Quarterly clinical assessments using validated clinical outcome measures Muscle biopsies and interim analysis with measurement of dystrophin expression via standardized Western Blot WVE-210201 planned efficacy and safety clinical trial Double-blind, placebo-controlled, multi-dose study assessing dystrophin expression and clinical outcomes Clinical assessments using validated clinical outcome measures over 48 weeks followed by enrollment into OLE Muscle biopsies and interim analysis with measurement of dystrophin expression via standardized Western Blot Exon 51: WVE-210201 clinical program Neuro DMD Dystrophin readout expected H2 2019

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency in vitro Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile Neuro DMD Dose Response on Skipping Efficiency (mRNA, in vitro) (4 days)

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock Drisapersen* Eteplirsen* WVE-210201 WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10uM concentration of each compound with no transfection agent  WVE-210201 Neuro DMD

Exon 51: in vivo target engagement of WVE-210201 in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively WVE-210201 demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Single in vivo I.V. dose at 30 mpk in MDX 23 mice Neuro DMD Experimental conditions: Oligo quantifications in tissues were performed using hybridization ELISA assay

Stereopure surrogate yields substantial dystrophin protein restoration and CK reduction *Numbers indicate individual animals Experimental conditions: Tissues collected 96 hours post final dose. Protein expression determined by western blot. ALT=alanine aminotransferase; AST=aspartate aminotransferase; CK=creatine kinase; GLDH=glutamate dehydrogenase. Serum and plasma clinical chemistry were measured with an Olympus AU640 (Olympus America) and the manufacturer’s reagents and procedures. Neuro DMD 80% 60% 40% 20% 10% 5% 2.5% # 1 #2 #3 #1 #2 #3 #4 #5 #5* Dystrophin Meta-vinculin Vinculin Wild Type/PBS Pool PBS DMD-1742 Gastrocnemius DMD-1742 (4 weekly 150-mg/kg IV injections) Multiple Doses (in vivo mdx23 mice)     Dystrophin Protein Restoration Serum Enzyme Levels 70-90% of dystrophin restoration 87% reduction in creatine kinase (CK) levels

Stereopure surrogate restores dystrophin in muscle fibers after single dose Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X Experimental conditions: mdx23 mice received a single IV injection of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Yellow is a fake color for Cy3. 10X magnification.

Stereopure surrogate restores dystrophin in muscle fibers after multiple doses Experimental conditions: mdx23 mice received 4 weekly IV injections of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Yellow is a fake color for Cy3. 10X magnification. Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X 0X

Exon 53: targeting oligonucleotide rapidly distributes to muscle within 24 hours after injection Bright field view 63x oil Nucleus: Hematoxylin; Light Blue Wave oligo: ViewRNA, Fast Red Nucleus: Hoechst33342; Blue Wave oligo: Fast Red/Cy3; Pink Red Fluorescence channel view Z Stack view Data derived from in vivo preclinical research. Experimental conditions: A single dose of stereopure oligonucleotide 30 mg/kg IV was administered to mdx 23 mice. Tissues collected 24 hours post dose and ASO was detected in muscles using ViewRNA. Neuro DMD

RNA skipping determined by quantitative RT-PCR Free uptake at 10uM and 3uM concentration of each compound with no transfection agent  Exon 53 Program: improved skipping efficiency Neuro DMD Percentage Exon 53 Skipping of Preliminary Wave Isomers WVE 53 Compound E WVE 53 Compound F WVE 53 Compound E WVE 53 Compound F Wave early Exon 53 data suggests skipping efficiency up to 70%

Huntington’s Disease

Huntington’s Disease: a hereditary, fatal disorder Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal No approved disease-modifying therapies Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences 30,000 people with Huntington’s disease in the US; another 200,000 at risk of developing the condition Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185. DNA CAG Repeat RNA wildtype (healthy) allele RNA mutant allele Normal CAG Repeat Expanded CAG Repeat Healthy protein (HTT) Mutant protein (mHTT) Neuro HD

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD. Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population) Wave approach: novel, allele-specific silencing expanded CAG repeat SNP 1 ~50% of patients SNP 2 ~50% of patients ~20% of patients may carry both SNP1 AND SNP 2 Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet 2014: 86: 29–36 Total: Due to overlap, an estimated ~70% of the total HD patient population carry SNP 1 and/or SNP 2 Neuro HD

Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Two simultaneous Phase 1b/2a clinical trials Pre-screening blood test to determine presence of SNP 1 or SNP 2 Approximately 50 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated H1 2019 Neuro HD

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD

Demonstrated delivery to brain tissue WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection Demonstrated delivery to brain tissue CIC = cingulate cortex. CN = caudate nucleus. In Situ Hybridization ViewRNA stained tissue Red dots are WVE-120102 oligonucleotide. Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus Red dots are WVE-120101 oligonucleotide. Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex CIC = cingulate cortex In Situ Hybridization ViewRNA stained tissue  Neuro HD CN = caudate nucleus

C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72: a critical genetic risk factor C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD Most common mutation identified associated with familial ALS and FTD Availability of dipeptide biomarker in CSF has potential to accelerate drug development expanded GGGGCC repeat hexanucleotide repeat transcript Neuro C9orf72

Amyotrophic lateral sclerosis Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord Affects approximately 15,000-20,000 people in the US with a median survival of three years C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43 Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance Top line data in H2 2020 Source: State of play in amyotrophic lateral sclerosis genetics Alan E Renton, Adriano Chiò & Bryan J. Traynor Nature Neuroscience 17, 17–23 (2014) doi:10.1038/nn.3584 Neuro C9orf72 ~40% ~8-10% ~10% ~90%

Frontotemporal dementia Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills Affects approximately 55,000 people in the US Second most common form of early-onset dementia after Alzheimer’s disease in people under the age of 65 Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts Neuro C9orf72 ~38% ~6% Sources: Familial aggregation in frontotemporal dementia, M. Stevens, MD; C.M. et al, Neurology 1998. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Elisa Majounie et al Lancet Neurology March 9, 2012 DOI:10.1016/S1474-4422(12)70043-1 10% - 50% 50% - 90% Top line data in H2 2020

Selective silencing in vivo of expanded C9orf72 repeat transcripts Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS and FTD Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) WVE-3972-01 WVE-3972-01

WVE-3972-01 produces durable reduction in dipeptides in vivo Neuro C9orf72 PolyGP (Relative expression, means+SEM) Spinal Cord Cortex Durable reduction of dipeptide in spinal cord and cortex in NHP for at least 12 weeks Stereopure Stereopure Stereorandom Stereorandom NHP = Non-human primate. Experimental design: C9-BAC mice received a single ICV injection of PBS or oligonucleotide (100 mg). WVE-3972-01 Stereorandom

WVE-3972-01 is distributed widely and taken up in nuclei of motor neurons in mouse spinal cord Neuro C9orf72 Experimental description: C9-BAC mice were administered 50mg of WVE-3972-01 ICV on day 1 and day 8; detection using ViewRNA.   Spinal cord: Oligonucleotide visualization (ViewRNA) in spinal cord eight weeks after ICV delivery in mice Widespread and sustained distribution in nuclei of motor neurons in spinal cord

NHP = non-human primate. Experimental design: Cynomolgus monkeys were administered 3 weekly IT doses of ASO; tissues were collected 48 hours after last injection. WVE-3972-01 in nuclei of motor neurons in NHP CNS Blue: Nuclear, Hematoxylin; Pink Red: ASO/ViewRNA, Fast Red/Cy3 Widespread and sustained distribution in nuclei of motor neurons in spinal cord and frontal cortex Spinal cord: Oligonucleotide visualization (ViewRNA) after IT delivery in NHPs Spinal Cord Frontal Cortex: Oligonucleotide visualization (ViewRNA) after IT delivery in NHPs Spinal Cord Neuro C9orf72

Partnerships

*Assuming Takeda advances six programs that achieve regulatory approval and commercial sales, Wave will be eligible to receive up to $2 billion in cash milestone payments, of which more than $1 billion would be in precommercial milestone payments. $230+ million in committed cash; eligible for milestones and royalties in excess of $2 billion* Takeda option on global 50:50 share of CNS programs in HD, ALS, FTD and SCA3 Fully funded CNS R&D with Takeda right to license additional preclinical CNS targets over four years Collaborating to maximize portfolio and platform Platform technologies $40 million upfront payment; $871 million in potential milestone payments and royalties Advancing 5 targets, including APOC3, for the treatment of metabolic liver diseases Leveraging Wave proprietary chemistry platform across modalities with GalNAc and Pfizer’s hepatic targeting technology Applying artificial intelligence to discover novel therapies for genetic neuromuscular disorders Utilizing 3D imaging to assess target engagement in specific regions, cell types and subcellular compartments of the brain

Intellectual property strength: breadth and depth of patent portfolio Programs HD candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Upcoming Wave catalysts Q4 2018: Safety data expected in DMD from Phase 1 trial for WVE-210201 WVE-210201 is the first stereopure oligonucleotide targeting Exon 51 Received EU and US orphan drug designations and US rare pediatric disease designation H1 2019: Data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT Received US orphan drug designation H2 2019: Interim dystrophin readout expected for WVE-210201 2020: Anticipate filing an NDA and pursuing accelerated approval for WVE-210201 in Exon 51 amenable DMD Interim dystrophin data readout expected from Wave Exon 53 skipping program Top line data expected from WVE-3972-01 C9orf72 programs

Realizing the potential of nucleic acid therapeutics For more information: Graham Morrell, Investor Relations gmorrell@wavelifesci.com 781.686.9600